EXHIBIT 32.1


CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report on Form 10-QSB of RPM Advantage. (the "Registrant") for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Pressler, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   July 15, 2011


By:

/s/ DAVID R. PRESSLER


David R. Pressler
Chief Executive Officer
(principal executive officer)